UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 19, 2015
 Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	000-21783	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2125 O'Nel Drive
San Jose, CA    95131
(Address of principal executive offices including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On June 19, 2015, the board of directors of 8x8, Inc. (the "Company") approved amendments to the Company's by-laws. In Article II (Meetings of Stockholders), these amendments include changes and clarifications regarding the advance notice periods, contents of notice of proposals and the requirements for stockholders to submit proposals for business other than director nominations, and to propose director nominations for meetings of stockholders. Newly added Sections 2.15 (Notice of Stockholders' Business) and 2.16 (Stockholder Proposals Relating to Nominations for Director) specify the period of time during which notice of a proposal or nomination, as applicable, must be received by the Company, the information that must be included in the notice and other requirements that must be satisfied by the stockholder. The amendments do not modify the time periods or requirements for stockholders to submit proposals to be included with the Company's proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

In addition, the by-law amendments: (1) permit meetings of stockholders to be held by means of remote communication; (2) permit notice of meetings of stockholders to be given by facsimile, electronic mail, posting on an electronic network or other forms of electronic transmission; (3) specify that special meetings of stockholders may be called only by resolution of the board of directors; (4) permit a meeting of stockholders to be adjourned by either the chairman of the meeting or by stockholders holding a majority of the stock present in person or represented by proxy at the meeting, whether or not a quorum is present; (5) specify the required vote at meetings of stockholders, in conformity with section 216 of the Delaware General Corporation Law; and (6) permit the Board to designate any officer to preside at meetings of the stockholders, and provide that the Chief Executive Officer shall preside in the absence of the Chairman of the Board. The by-law amendments also include other clarifications and updates and the removal of an obsolete provision regarding loans to officers and employees, as well as certain other non-substantive changes.

This description of the amendments to the by-laws is qualified in its entirety by reference to the text of the Amended and Restated By-Laws filed as Exhibit 3.2 to this report.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

3.2    Amended and Restated By-laws of 8x8, Inc., as of June 19, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2015

8X8, INC.

By: /s/ Mary Ellen Genovese

Mary Ellen Genovese
Chief Financial Officer and Secretary

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INDEX TO EXHIBITS

Exhibit	Description
3.2	Amended and Restated By-laws of 8x8, Inc., as of June 19, 2015